Exhibit 99.2

PRESS RELEASE

ENERGY TRANSFER PARTNERS, L.P.

THIRD QUARTER EARNINGS CONFERENCE CALL CHANGE

Dallas, Texas -- July 11, 2006 -- Energy Transfer Partners, L.P. (NYSE:ETP) previously announced a conference call for 1:30 p.m. Central Daylight Time, Tuesday, July 11, 2006 to discuss the fiscal 2006 third quarter results. The time of the call has been changed to 2:30 p.m. Central Daylight Time.

The new dial-in number is 1-800-762-4717; participant code: Energy Transfer Partners. Please make note of the new time and dial-in information.

The information contained in this press release is available on the Partnership's website at www.energytransfer.com. For more information, please contact H. Michael Krimbill, President and Chief Financial Officer, at 918-492-7272.